                                                                     Exhibit 4.2







                         UNAFFILIATED SELLER'S AGREEMENT

                            dated as of June 1, 1999

                                  by and among



              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION,
                                  as Depositor,



                               ABFS 1999-2, INC.,
                             as Unaffiliated Seller



                                       and



                         AMERICAN BUSINESS CREDIT, INC.,
              HOMEAMERICAN CREDIT, INC., D/B/A UPLAND MORTGAGE, and
                    NEW JERSEY MORTGAGE AND INVESTMENT CORP.,
                                 as Originators

                                TABLE OF CONTENTS

                                                                                                        Page



Article I DEFINITIONS    1

   Section 1.01    Definitions...........................................................................1


Article II PURCHASE, SALE AND CONVEYANCE OF MORTGAGE LOANS...............................................3

   Section 2.01    Agreement to Purchase the Initial Mortgage Loans......................................3
   Section 2.02    Agreement to Purchase the Subsequent Mortgage Loans...................................3
   Section 2.03    Purchase Price........................................................................4
   Section 2.04    Conveyance of Mortgage Loans; Possession of Mortgage Files............................4
   Section 2.05    Delivery of Mortgage Loan Documents...................................................5
   Section 2.06    Acceptance of Mortgage Loans..........................................................6
   Section 2.07    Transfer of Mortgage Loans; Assignment of Agreement...................................7
   Section 2.08    Examination of Mortgage Files.........................................................7
   Section 2.09    Books and Records.....................................................................8
   Section 2.10    Cost of Delivery and Recordation of Documents.........................................8


Article III REPRESENTATIONS AND WARRANTIES...............................................................8

   Section 3.01    Representations and Warranties as to the Originators..................................8
   Section 3.02    Representations and Warranties as to the Unaffiliated Seller.........................10
   Section 3.03    Representations and Warranties Relating to the Mortgage Loans........................13
   Section 3.04    Representations and Warranties of the Depositor......................................23
   Section 3.05    Repurchase Obligation for Defective Documentation and for Breach of a
                   Representation or Warranty...........................................................24


Article IV THE UNAFFILIATED SELLER......................................................................27

   Section 4.01    Covenants of the Originators and the Unaffiliated Seller.............................27
   Section 4.02    Merger or Consolidation..............................................................27
   Section 4.03    Costs................................................................................27
   Section 4.04    Indemnification......................................................................28


Article V CONDITIONS OF CLOSING.........................................................................30

   Section 5.01    Conditions of Depositor's Obligations................................................30
   Section 5.02    Conditions of Unaffiliated Seller's Obligations......................................32
   Section 5.03    Termination of Depositor's Obligations...............................................33


Article VI MISCELLANEOUS ...............................................................................34

   Section 6.01    Notices..............................................................................34
   Section 6.02    Severability of Provisions...........................................................34
   Section 6.03    Agreement of Unaffiliated Seller.....................................................34
   Section 6.04    Survival.............................................................................34
   Section 6.05    Effect of Headings and Table of Contents.............................................34
   Section 6.06    Successors and Assigns...............................................................34
   Section 6.07    Confirmation of Intent; Grant of Security Interest...................................35
   Section 6.08    Miscellaneous........................................................................35
   Section 6.09    Amendments...........................................................................35
   Section 6.10    Third-Party Beneficiaries............................................................36
   Section 6.11    GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.........................36
   Section 6.12    Execution in Counterparts............................................................37

                             SCHEDULES AND EXHIBITS

Schedule I - Mortgage Loan Schedule

Exhibit A - Form of Subsequent Transfer Agreement

                  This UNAFFILIATED SELLER'S AGREEMENT, dated as of June 1, 1999 (this "Agreement"), by and among PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, a Delaware corporation, (the "Depositor"), ABFS 1999-2, INC., a Delaware corporation (the "Unaffiliated Seller"), AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC"), HOMEAMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE, a Pennsylvania corporation ("Upland") and NEW JERSEY MORTGAGE AND INVESTMENT CORP., a New Jersey corporation ("NJMIC", and together with ABC and Upland, the "Originators").

                              W I T N E S S E T H:

                  WHEREAS, Schedule I attached hereto and made a part hereof lists certain fixed rate business and consumer purpose first and second lien mortgage loans (the "Mortgage Loans") owned by the Originators that the Originators desire to sell to the Unaffiliated Seller, the Unaffiliated Seller desires to sell to the Depositor and that the Depositor desires to purchase;

                  WHEREAS, it is the intention of the Originators, the Unaffiliated Seller and the Depositor that simultaneously with the Originators' conveyance of the Mortgage Loans to the Unaffiliated Seller and the Unaffiliated Seller's conveyance of the Mortgage Loans to the Depositor on the Closing Date,
(a) the Depositor shall sell the Mortgage Loans to the ABFS Mortgage Loan Trust 1999-2, a Delaware statutory business trust (the "Trust") pursuant to a Sale and Servicing Agreement to be dated as of June 1, 1999 (the "Sale and Servicing Agreement"), to be entered into by and among the Depositor, as depositor, the Trust, as issuer, ABC, as servicer (in such capacity, the "Servicer"), Chase Bank of Texas, N.A., a national banking association, as collateral agent (the "Collateral Agent"), and The Chase Manhattan Bank, a New York banking corporation, as indenture trustee (the "Indenture Trustee"), and (b) the Trust shall issue its Mortgage Backed Notes (the "Notes"), pursuant to an Indenture, to be dated as of June 1, 1999 (the "Indenture"), by and between the Trust and the Indenture Trustee, which Notes will be secured by a pledge of the assets of the Trust.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

                                   Article I

                                   DEFINITIONS

                  Section 1.01 Definitions. (a) Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article I:

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Prospectus" means the Prospectus dated June 23, 1999 relating to the offering by the Depositor from time to time of its Mortgage Backed Notes (Issuable in Series) in the form in which it was or will be filed with the Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Notes.

                  "Prospectus Supplement" means the Prospectus Supplement dated June 25, 1999, relating to the offering of the Notes in the form in which it was or will be filed with the Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Notes.

                  "Registration Statement" means that certain registration statement on Form S-3, as amended (Registration No. 333-75489) relating to the offering by the Depositor from time to time of its Mortgage Backed Notes (Issuable in Series) as heretofore declared effective by the Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Termination Event" means the existence of any one or more of the following conditions:

                  (a) a stop order suspending the effectiveness of the Registration Statement shall have been issued or a proceeding for that purpose shall have been initiated or threatened by the Commission; or

                  (b) subsequent to the execution and delivery of this Agreement, a downgrading, or public notification of a possible change, without indication of direction, shall have occurred in the rating afforded any of the debt securities or claims paying ability of any person providing any form of credit enhancement for any of the Notes, by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; or

                  (c) subsequent to the execution and delivery of this Agreement, there shall have occurred an adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Note Insurer or the Unaffiliated Seller reasonably determined by the Depositor to be material; or

                  (d) subsequent to the date of this Agreement there shall have occurred any of the following: (i) a suspension or material limitation in trading in securities substantially similar to the Notes; (ii) a general moratorium on commercial banking activities in the State of New York declared by either Federal or New York State authorities; or (iii) the engagement by the United States in hostilities, or the escalation of such hostilities, or any calamity or crisis, if the effect of any such event specified in this clause (iii) in the reasonable judgment of the Depositor makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus Supplement.

         (b) Capitalized terms used herein that are not otherwise defined shall have the respective meanings ascribed thereto in Appendix I to the Indenture.

                                   Article II

                 PURCHASE, SALE AND CONVEYANCE OF MORTGAGE LOANS

         Section 2.01 Agreement to Purchase the Initial Mortgage Loans. (a) Subject to the terms and conditions of this Agreement, the Originators agree to sell, and the Unaffiliated Seller agrees to purchase on the Closing Date and immediately subsequent thereto, the Unaffiliated Seller agrees to sell, and the Depositor agrees to purchase, the Mortgage Loans having the Cut-Off Date Aggregate Principal Balance or, in accordance with Section 2.08 hereof, such other balance as is evidenced by the actual Cut-Off Date Aggregate Principal Balance of the Mortgage Loans accepted by the Depositor on the Closing Date and listed in the Mortgage Loan Schedule.

         (b) Subject to Section 2.08 hereof, the Depositor and the Unaffiliated Seller have agreed upon which of the Unaffiliated Seller's Mortgage Loans are to be purchased by the Depositor on the Closing Date pursuant to this Agreement, and the Unaffiliated Seller has prepared a schedule describing the Mortgage Loans (the "Mortgage Loan Schedule") setting forth all of the Mortgage Loans to be purchased under this Agreement, which Mortgage Loan Schedule is attached hereto as Schedule I. The Mortgage Loan Schedule shall conform to the requirements of the Depositor and to the definition of "Mortgage Loan Schedule" in Appendix I to the Indenture.

         (c) The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Dewey Ballantine LLP, New York, New York, at 10:00 a.m., New York time, on the Closing Date, or such other place and time as the parties shall agree.

         Section 2.02 Agreement to Purchase the Subsequent Mortgage Loans. Subject to the satisfaction of the conditions set forth in Section 2.14(b) of the Indenture, (i) in consideration of the Unaffiliated Seller's delivery on the related Subsequent Transfer Dates to or upon the order of the Originators of all or a portion of the balance of funds on deposit in the Pre-Funding Accounts, the Originators shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Unaffiliated Seller, without recourse, but subject to the terms and provisions of this Agreement, all of the right, title and interest of the Originators in and to the Subsequent Mortgage Loans, including all principal of, and all interest due on, such Subsequent Mortgage Loans, and all other assets included or to be included in the Trust Estate and (ii) in consideration of the Depositor's delivery on the related Subsequent Transfer Dates to or upon the order of the Unaffiliated Seller of all or a portion of the balance of funds on deposit in the Pre-Funding Accounts, the Unaffiliated Seller shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Depositor, without recourse, but subject to the terms and provisions of this Agreement, all of the right, title and interest of the Unaffiliated Seller in and to the Subsequent Mortgage Loans, including all principal of, and all interest due on, such Subsequent Mortgage Loans, and all other assets included or to be included in the Trust Estate.

         The amount released from a Pre-Funding Account with respect to a transfer of Subsequent Mortgage Loans to the related Pool shall be one-hundred percent (100%) of the Aggregate Principal Balance of such Subsequent Mortgage Loans so transferred, as of the related Subsequent Cut-Off Date.

         The obligation of the Depositor to purchase a Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the satisfaction of the requirements set forth in Section 2.14(b) of the Indenture.

         Section 2.03 Purchase Price. (a) On the Closing Date, as consideration for the Originators' sale of the Initial Mortgage Loans to the Unaffiliated Seller, the Unaffiliated Seller will deliver to the Originators an amount in cash equal to the sum of (A) 99.65%, and 99.65% of the Original Note Principal Balance as of the Closing Date of the Class A-1 Notes and Class A-2 Notes, respectively, plus (B) accrued interest on the Original Note Principal Balance of the Class A-1 Notes at the rate of 7.130% per annum, from (and including) June 1, 1999 to (but not including) June 29, 1999, minus (C) the Original Pre-Funded Amount and the Original Capitalized Interest Amount for each Class of Notes, payable by wire transfer of same day funds.

         On the Closing Date, as full consideration for the Unaffiliated Seller's sale of the Initial Mortgage Loans to the Depositor, the Depositor will deliver to, or at the direction of, the Unaffiliated Seller (i) an amount in cash equal to the sum of (A) 99.65 and 99.65% of the Original Note Principal Balance as of the Closing Date of the Class A-1 Notes and Class A-2 Notes, respectively, plus (B) accrued interest on the Original Note Principal Balance of the Class A-1 Notes at the rate of 7.130% per annum, from (and including) June 1, 1999 to (but not including) June 29, 1999, minus (C) the Original Pre-Funded Amount and the Original Capitalized Interest Amount for each Class of Notes, payable by wire transfer of same day funds, and (ii) the Trust Certificates to be issued pursuant to the Trust Agreement.

         (b) On each Subsequent Transfer Date, as full consideration for the Originators' sale of the Subsequent Mortgage Loans to the Unaffiliated Seller and the Unaffiliated Seller's sale of the Subsequent Mortgage Loans to the Depositor, the Depositor will deliver to the Unaffiliated Seller and the Unaffiliated Seller will deliver to the Originators an amount in cash equal to the sum of 100% of the Aggregate Principal Balance of the Subsequent Mortgage Loans of the related Pool as of the related Subsequent Cut-Off Date.

         Section 2.04 Conveyance of Mortgage Loans; Possession of Mortgage Files. (a) On the Closing Date and on each Subsequent Transfer Date, the Originators shall sell, transfer, assign, set over and convey to the Unaffiliated Seller, without recourse, but subject to the terms of this Agreement, all right, title and interest in and to the applicable Mortgage Loans, including all principal outstanding as of, and all interest due after, the related Cut-Off Date, the Insurance Policies relating to each such Mortgage Loan and all right, title and interest in and to the proceeds of such Insurance Policies and all of its rights under this Agreement with respect to the Mortgage Loans from and after the related Cut-Off Date or the Subsequent Cut-Off Date, as applicable, and the Unaffiliated Seller shall sell, transfer, assign, set over and convey to the Depositor, without recourse, but subject to the terms of this Agreement, all right, title and interest in and to the applicable Mortgage Loans, including all principal outstanding as of, and all interest due after, the related Cut-Off Date, the Insurance Policies relating to each such Mortgage Loan, all right, title and interest in and to the proceeds of such Insurance Policies and all of its rights under this Agreement with respect to the Mortgage Loans from and after the related Cut-Off Date or the Subsequent Cut-Off Date, as applicable. Upon payment of the purchase price for such Mortgage Loans as provided in Section 2.03 of this Agreement, the Originators and the Unaffiliated Seller shall have hereby, and shall be deemed to have, sold, transferred, assigned, set over and conveyed to the Depositor such Mortgage Loans, the Insurance Policies relating to each such Mortgage Loan, all right, title and interest in and to the proceeds of such Insurance Policies and all of its rights under this Agreement with respect to the Mortgage Loans from and after the related Cut-Off Date or the Subsequent Cut-Off Date, as applicable.

         (b) Upon the sale of such Mortgage Loans, the ownership of each related Mortgage Note, each related Mortgage and the contents of the related Mortgage File shall immediately vest in the Depositor and the ownership of all related records and documents with respect to each Mortgage Loan prepared by or which come into the possession of the Originators or the Unaffiliated Seller shall immediately vest in the Depositor. The contents of any Indenture Trustee's Mortgage File in the possession of the Originators or the Unaffiliated Seller at any time after such sale, and any principal collected and interest due on the Mortgage Loans after the related Cut-Off Date and received by the Originators or the Unaffiliated Seller, shall be held in trust by the Originators or the Unaffiliated Seller for the benefit of the Depositor as the owner thereof, and shall be promptly delivered by the Originators or the Unaffiliated Seller to or upon the order of the Depositor.

         (c) Pursuant to the Sale and Servicing Agreement, the Depositor shall, on the Closing Date, assign all of its right, title and interest in and to the Initial Mortgage Loans to the Trust. Pursuant to the Indenture, the Trust shall, on the Closing Date, pledge all of its right, title and interest in and to the Initial Mortgage Loans to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer.

         Section 2.05 Delivery of Mortgage Loan Documents. (a) On or prior to the Closing Date or Subsequent Transfer Date, as applicable, the related Originator shall deliver to the Unaffiliated Seller, and the Unaffiliated Seller shall deliver to the Collateral Agent, on behalf of the Indenture Trustee (as pledgee of the Trust pursuant to the Indenture, the Trust being the assignee of the Depositor pursuant to the Sale and Servicing Agreement), each of the documents for each applicable Mortgage Loan in accordance with the provisions of
Section 2.05 of the Sale and Servicing Agreement.

         (b) As promptly as practicable, but in any event within thirty (30) days from the Closing Date or the Subsequent Transfer Date, as applicable, the Unaffiliated Seller shall promptly submit, or cause to be submitted by the related Originator, for recording in the appropriate public office for real property records, each assignment referred to in Section 2.05(a)(iv) of the Sale and Servicing Agreement. The Collateral Agent, on behalf of the Indenture Trustee, shall be required to retain a copy of each assignment submitted for recording. In the event that any such assignment is lost or returned unrecorded because of a defect therein, the Unaffiliated Seller or such Originator shall promptly prepare a substitute assignment or cure such defect, as the case may be, and thereafter the Unaffiliated Seller or such Originator shall submit each such assignment for recording. (c) The Unaffiliated Seller or the related Originator shall, within five (5) Business Days after the receipt thereof, deliver or cause to be delivered to the Collateral Agent, on behalf of the Indenture Trustee (as pledgee of the Trust pursuant to the Indenture, the Trust being the assignee of the Depositor pursuant to the Sale and Servicing Agreement): (i) the original recorded Mortgage and related power of attorney, if any, in those instances where a copy thereof certified by the related Originator was delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to Section 2.05 of the Sale and Servicing Agreement; (ii) the original recorded assignment of Mortgage from the related Originator to the Indenture Trustee, which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator of the Mortgage Loan to the Indenture Trustee in those instances where copies of such assignments certified by the related Originator were delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to Section 2.05 of the Sale and Servicing Agreement; and (iii) the title insurance policy or title opinion required in
Section 2.05(a)(vi) of the Sale and Servicing Agreement.

         Notwithstanding anything to the contrary contained in this Section 2.05, in those instances where the public recording office retains the original Mortgage, power of attorney, if any, assignment or assignment of Mortgage after it has been recorded or such original has been lost, the Unaffiliated Seller or the related Originator shall be deemed to have satisfied its obligations hereunder upon delivery to the Collateral Agent, on behalf of the Indenture Trustee, of a copy of such Mortgage, power of attorney, if any, assignment or assignment of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

         From time to time the Unaffiliated Seller or the related Originator may forward or cause to be forwarded to the Collateral Agent, on behalf of the Indenture Trustee, additional original documents evidencing an assumption or modification of a Mortgage Loan.

         (d) All original documents relating to the Mortgage Loans that are not delivered to the Collateral Agent, on behalf of the Indenture Trustee, as permitted by Section 2.05(a) hereof are and shall be held by the Servicer, the Unaffiliated Seller or the related Originator in trust for the benefit of the Indenture Trustee, on behalf of the Noteholders and the Note Insurer. In the event that any such original document is required pursuant to the terms of this
Section 2.05 to be a part of an Indenture Trustee's Mortgage File, such document shall be delivered promptly to the Collateral Agent, on behalf of the Indenture Trustee. From and after the sale of the Mortgage Loans to the Depositor pursuant hereto, to the extent that the Unaffiliated Seller or the related Originator retains legal title of record to any Mortgage Loans prior to the vesting of legal title in the Indenture Trustee, such title shall be retained in trust for the Trust as the owner of the Mortgage Loans, as the Depositor's assignee, and the Indenture Trustee, as the Trust's pledgee.

         Section 2.06 Acceptance of Mortgage Loans. (a) To evidence the transfer of the Mortgage Loans and related Mortgage Files to the Collateral Agent, on behalf of the Indenture Trustee, the Collateral Agent shall deliver the acknowledgement of receipt, the Initial Certification and the Final Certification required to be delivered pursuant to Section 2.06(b) of the Sale and Servicing Agreement.

         (b) The Sale and Servicing Agreement provides that, if the Collateral Agent during the process of reviewing the Indenture Trustee's Mortgage Files, finds any document constituting a part of a Indenture Trustee's Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the Mortgage Loan Schedule, or does not conform to the requirements of Section 2.05 of the Sale and Servicing Agreement or the description thereof as set forth in the Mortgage Loan Schedule, the Collateral Agent shall promptly so notify the Servicer, the Unaffiliated Seller, the Indenture Trustee, the related Originator and the Note Insurer. The Unaffiliated Seller and the Originators agrees that in performing any such review, the Collateral Agent may conclusively rely on the Unaffiliated Seller and the Originators as to the purported genuineness of any such document and any signature thereon. Each of the Originators and the Unaffiliated Seller agrees to use reasonable efforts to remedy a material defect in a document constituting part of an Indenture Trustee's Mortgage File of which it is notified. If, however, within sixty (60) days after such notice neither the Unaffiliated Seller nor any Originator has remedied the defect and the defect materially and adversely affects the interest of the Noteholders in the related Mortgage Loan or the interests of the Note Insurer, then the Unaffiliated Seller and the Originators shall be obligated to either substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan or purchase such Mortgage Loan in the manner and subject to the conditions set forth in Section 3.05 hereof.

         (c) The failure of the Collateral Agent, the Indenture Trustee or the
Note Insurer to give any notice contemplated herein within the time periods specified above shall not affect or relieve the Unaffiliated Seller's or the Originators obligation to repurchase for any Mortgage Loan pursuant to this
Section 2.06 or Section 3.05 of this Agreement.

         Section 2.07 Transfer of Mortgage Loans; Assignment of Agreement. The Originators and the Unaffiliated Seller each hereby acknowledges and agrees that the Depositor or the Trust may assign its interest under this Agreement to the Indenture Trustee as may be required to effect the purposes of the Indenture and the Sale and Servicing Agreement, without further notice to, or consent of, the Unaffiliated Seller or the Originators, and the Indenture Trustee shall succeed to such of the rights and obligations of the Depositor and the Trust hereunder as shall be so assigned. The Depositor shall, pursuant to the Sale and Servicing Agreement, assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by Sections 2.06 and 3.05 hereof for breaches of the representations, warranties, agreements and covenants of the Unaffiliated Seller or the Originators contained in Sections 2.05, 2.06,
3.02 and 3.03 hereof to the Trust, and the Trust shall, pursuant to the Indenture, pledge such right, title and interest to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer. Each of the Originators and the Unaffiliated Seller agrees that, upon such assignment to the Trust and pledge to the Indenture Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Indenture Trustee and the Indenture Trustee may enforce, without joinder of the Depositor or the Trust, the repurchase obligations of the Unaffiliated Seller and the Originators set forth herein with respect to breaches of such representations, warranties, agreements and covenants.

         Section 2.08 Examination of Mortgage Files. Prior to the Closing Date and each Subsequent Transfer Date, as applicable, the Unaffiliated Seller shall make the Mortgage Files available to the Depositor or its designee for examination at the Unaffiliated Seller's offices or at such other place as the Unaffiliated Seller shall reasonably specify. Such examination may be made by the Depositor or its designee at any time on or before the Closing Date or Subsequent Transfer Date, as the case may be. If the Depositor or its designee makes such examination prior to the Closing Date or Subsequent Transfer Date, as the case may be, and identifies any Mortgage Loans that do not conform to the requirements of the Depositor as described in this Agreement, such Mortgage Loans shall be deleted from the Mortgage Loan Schedule and may be replaced, prior to the Closing Date or Subsequent Transfer Date, as the case may be, by substitute Mortgage Loans acceptable to the Depositor. The Depositor may, at its option and without notice to the Unaffiliated Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Depositor, the Collateral Agent or the Indenture Trustee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Depositor or the Indenture Trustee to demand repurchase or other relief as provided in this Agreement.

         Section 2.09 Books and Records. The transfer of each Mortgage Loan shall be reflected on each of the Originators' and the Unaffiliated Seller's accounting and other records, balance sheet and other financial statements as a sale of assets by the Originators to the Unaffiliated Seller, by the Unaffiliated Seller to the Depositor and by the Depositor to the Trust; provided, that the Unaffiliated Seller's tax returns shall not reflect the transfer from the Unaffiliated Seller to the Depositor and from the Depositor to the Trust as a sale of the Mortgage Loans. Each of the Originators and the Unaffiliated Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Trust, and the pledge of each Mortgage Loan by the Trust to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer.

         Section 2.10 Cost of Delivery and Recordation of Documents. The costs relating to the delivery and recordation of the documents in connection with the Mortgage Loans as specified in this Article II and in Article II of the Sale and Servicing Agreement shall be borne by the Unaffiliated Seller or the Originators.

                                  Article III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01 Representations and Warranties as to the Originators. Each of the Originators hereby represents and warrants to the Unaffiliated Seller and the Depositor, as of the Closing Date, that:

                  (a) The Originator is a corporation duly organized, validly existing and in good standing under the laws of (i) with respect to ABC and Upland, the State of Pennsylvania, or (ii) with respect to NJMIC, the State of New Jersey, and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Originator and to perform its obligations as the Originator hereunder, and in any event the Originator is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan; the Originator has the full power and authority, corporate and otherwise, to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Originator and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Originator; and all requisite corporate action has been taken by the Originator to make this Agreement valid and binding upon the Originator in accordance with its terms;

                  (b) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Originator of, or compliance by the Originator with, this Agreement or the sale of the Mortgage Loans pursuant to the terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

                  (c) Neither the execution and delivery of this Agreement, the acquisition nor origination of the Mortgage Loans by the Originator or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, has or will conflict with or result in a breach of any of the terms, conditions or provisions of the Originator's charter or by-laws or any legal restriction or any agreement or instrument to which the Originator is now a party or by which it is bound or to which its property is subject, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Originator or its property is subject, or impair the ability of the Indenture Trustee (or the Servicer as the agent of the Indenture Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (d) Neither this Agreement nor the information contained in the Prospectus Supplement (other than the information under the caption "Underwriting") nor any statement, report or other document prepared by the Originator and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

                  (e) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Originator, threatened before a court, administrative agency or government tribunal against the Originator which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Originator, or in any material impairment of the right or ability of the Originator to carry on its business substantially as now conducted, or in any material liability on the part of the Originator, or which would draw into question the validity of this Agreement, the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Originator contemplated herein, or which would impair materially the ability of the Originator to perform under the terms of this Agreement or that will prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

                  (f) The Originator is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Originator and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Originator or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any subservicing agreement;

                  (g) Upon the receipt of each Mortgage File by the Depositor (or its assignee) under this Agreement, the Depositor (or its assignee) will have good title to each related Mortgage Loan and such other items comprising the corpus of the Trust Estate free and clear of any lien created by the Originator (other than liens which will be simultaneously released);

                  (h) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Originator, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Originator pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (i) With respect to any Mortgage Loan purchased by the Originator, the Originator acquired title to the Mortgage Loan in good faith, without notice of any adverse claim;

                  (j) The Originator does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Originator is solvent and the sale of the Mortgage Loans by the Originator pursuant to the terms of this Agreement will not cause the Originator to become insolvent. The sale of the Mortgage Loans by the Originator pursuant to the terms of this Agreement was not undertaken with the intent to hinder, delay or defraud any of the Originator's creditors;

                  (k) The Mortgage Loans are not intentionally selected in a manner so as to affect adversely the interests of the Depositor or of any transferee of the Depositor (including the Trust and the Indenture Trustee);

                  (l) The Originator has determined that it will treat the disposition of the Mortgage Loans pursuant to this Agreement as a sale for accounting and tax purposes;

                  (m) The Originator has not dealt with any broker or agent or anyone else that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor other than to the Depositor or an affiliate thereof; and

                  (n) The consideration received by the Originator upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

         Section 3.02 Representations and Warranties as to the Unaffiliated Seller. The Unaffiliated Seller hereby represents and warrants to the Depositor, as of the Closing Date, that:

                  (a) The Unaffiliated Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Unaffiliated Seller and to perform its obligations as the Unaffiliated Seller hereunder, and in any event the Unaffiliated Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan; the Unaffiliated Seller has the full power and authority, corporate and otherwise, to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Unaffiliated Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Unaffiliated Seller; and all requisite corporate action has been taken by the Unaffiliated Seller to make this Agreement valid and binding upon the Unaffiliated Seller in accordance with its terms;

                  (b) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Unaffiliated Seller of or compliance by the Unaffiliated Seller with this Agreement or the sale of the Mortgage Loans pursuant to the terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

                  (c) Neither the execution and delivery of this Agreement, the acquisition nor origination of the Mortgage Loans by the Unaffiliated Seller nor the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, has or will conflict with or result in a breach of any of the terms, conditions or provisions of the Unaffiliated Seller's charter or by-laws or any legal restriction or any agreement or instrument to which the Unaffiliated Seller is now a party or by which it is bound or to which its property is subject, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Unaffiliated Seller or its property is subject, or impair the ability of the Indenture Trustee (or the Servicer as the agent of the Indenture Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (d) Neither this Agreement nor the information contained in the Prospectus Supplement (other than the information under the caption "Underwriting") nor any statement, report or other document prepared by the Unaffiliated Seller and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

                  (e) There is no action, suit, proceeding or investigation pending nor, to the knowledge of the Unaffiliated Seller, threatened before a court, administrative agency or government tribunal against the Unaffiliated Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Unaffiliated Seller, or in any material impairment of the right or ability of the Unaffiliated Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Unaffiliated Seller, or which would draw into question the validity of this Agreement, the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Unaffiliated Seller contemplated herein, or which would impair materially the ability of the Unaffiliated Seller to perform under the terms of this Agreement or that will prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

                  (f) The Unaffiliated Seller is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Unaffiliated Seller and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Unaffiliated Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any subservicing agreement;

                  (g) Upon the receipt of each Mortgage File by the Depositor (or its assignee) under this Agreement, the Depositor (or its assignee) will have good title to each related Mortgage Loan and such other items comprising the corpus of the Trust Estate free and clear of any lien created by the Unaffiliated Seller (other than liens which will be simultaneously released);

                  (h) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Unaffiliated Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Unaffiliated Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (i) With respect to any Mortgage Loan purchased by the Unaffiliated Seller, the Unaffiliated Seller acquired title to the Mortgage Loan in good faith, without notice of any adverse claim;

                  (j) The Unaffiliated Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Unaffiliated Seller is solvent and the sale of the Mortgage Loans by the Unaffiliated Seller pursuant to the terms of this Agreement will not cause the Unaffiliated Seller to become insolvent. The sale of the Mortgage Loans by the Unaffiliated Seller pursuant to the terms of this Agreement was not undertaken with the intent to hinder, delay or defraud any of the Unaffiliated Seller's creditors;

                  (k) The Mortgage Loans are not intentionally selected in a manner so as to affect adversely the interests of the Depositor or of any transferee of the Depositor (including the Trust and the Indenture Trustee);

                  (l) The Unaffiliated Seller has determined that it will treat the disposition of the Mortgage Loans pursuant to this Agreement as a sale for accounting purposes;

                  (m) The Unaffiliated Seller has not dealt with any broker or agent or anyone else that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor other than to the Depositor or an affiliate thereof; and

                  (n) The consideration received by the Unaffiliated Seller upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

         Section 3.03 Representations and Warranties Relating to the Mortgage Loans. The Originators represent and warrant to the Unaffiliated Seller and the Unaffiliated Seller represents to the Depositor that, as of the Closing Date, as to each Initial Mortgage Loan, and as of the Subsequent Transfer Date, as to each Subsequent Mortgage Loan, immediately prior to the sale and transfer of such Mortgage Loan by the Unaffiliated Seller to the Depositor:

                  (a) The information set forth in each Mortgage Loan Schedule is complete, true and correct;

                  (b) The information to be provided by the Unaffiliated Seller or the Originators, directly or indirectly, to the Depositor in connection with a Subsequent Mortgage Loan will be true and correct in all material respects at the date or dates respecting which such information is furnished;

                  (c) Each Mortgage is a valid first or second lien on a fee simple (or its equivalent under applicable state law) estate in the real property securing the amount owed by the Mortgagor under the Mortgage Note subject only to (i) the lien of current real property taxes and assessments which are not delinquent, (ii) with respect to any Mortgage Loan identified on the Mortgage Loan Schedule as secured by a second lien, the related first mortgage loan, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Unaffiliated Seller and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                  (d) Immediately prior to the transfer and assignment by the related Originator to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor, the Unaffiliated Seller or such Originator, as applicable, had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Unaffiliated Seller or such Originator has transferred all right, title and interest in each Mortgage Loan to the Depositor or the Unaffiliated Seller, as applicable;

                  (e) As of the applicable Cut-Off Date, no payment of principal or interest on or in respect of any Mortgage Loan remains unpaid for thirty (30) or more days past the date the same was due in accordance with the related Mortgage Note without regard to applicable grace periods;

                  (f) As of the Initial Cut-Off Date, no Mortgage Loan has a Mortgage Interest Rate less than 7.50% per annum in Pool I and 7.99% per annum in Pool II and the weighted average Mortgage Interest Rate of the Mortgage Loans is 11.004% in Pool I and 12.319% in Pool II;

                  (g) At origination, no Mortgage Loan in Pool I or Pool II had an original term to maturity of greater than 360 months;

                  (h) As of the Initial Cut-Off Date, the weighted average remaining term to maturity of the Mortgage Loans is 258 months for the Mortgage Loans in Pool I and 229 months for the Mortgage Loans in Pool II;

                  (i) To the best knowledge of the Unaffiliated Seller and each of the Originators, there is no mechanics' lien or claim for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (ff) below;

                  (j) To the best knowledge of the Unaffiliated Seller and each of the Originators, there is no delinquent tax or assessment lien against any Mortgaged Property;

                  (k) Such Mortgage Loan, the Mortgage, and the Mortgage Note, including, without limitation, the obligation of the Mortgagor to pay the unpaid principal of and interest on the Mortgage Note, are each not subject to any right of rescission (or any such rescission right has expired in accordance with applicable law), set-off, counterclaim, or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim, or defense has been asserted with respect thereto;

                  (l) To the best knowledge of the Unaffiliated Seller and each of the Originators, the Mortgaged Property is free of material damage and is in good repair, and there is no pending or threatened proceeding for the total or partial condemnation of the Mortgaged Property;

                  (m) Neither the Originators nor the Unaffiliated Seller has received a notice of default of any first mortgage loan secured by the Mortgaged Property which has not been cured by a party other than the Unaffiliated Seller;

                  (n) Each Mortgage Note and Mortgage are in substantially the forms previously provided to the Depositor and the Indenture Trustee on behalf of the Unaffiliated Seller;

                  (o) No Mortgage Loan had, at the date of origination, a CLTV in excess of 125.27%, and the weighted average CLTV of all Mortgage Loans as of the Initial Cut-Off Date is approximately 76.023% in Pool I and 71.696% in Pool II;

                  (p) The Mortgage Loan was not originated in a program in which the amount of documentation in the underwriting process was limited in comparison to the originator's normal documentation requirements;

                  (q) No more than the following percentages of the Mortgage Loans by Cut-Off Date Aggregate Principal Balance are secured by Mortgaged Properties located in the following states:

                                        Pool I
             -------------------------------------------------------------
                                                  Percentage of Cut-Off
                                 Date Aggregate
             State                                  Principal Balance
             ----------------------------       --------------------------

             Colorado                                      0.15
             Connecticut                                   0.75
             Delaware                                      2.06
             Florida                                       8.92
             Georgia                                       7.39
             Illinois                                      3.65
             Indiana                                       0.58
             Iowa                                          0.02
             Kentucky                                      0.16
             Maine                                         0.06
             Maryland                                      2.33
             Michigan                                      0.15
             Mississippi                                   0.06
             Missouri                                      0.06
             Nebraska                                      0.02
             New Hampshire                                 0.23
             New Jersey                                   21.54
             New York                                     22.66
             North Carolina                                3.10
             Ohio                                          2.46
             Pennsylvania                                 20.18
             South Carolina                                0.55
             Tennessee                                     0.42
             Texas                                         0.04
             Virginia                                      2.20
             West Virginia                                 0.211
                                                =========================
                                                         100.00%

================================================================================
                                       Pool II
             -------------------------------------------------------------
                                                  Percentage of Cut-Off
                                 Date Aggregate
             State                                  Principal Balance
             ----------------------------       --------------------------

             Connecticut                                   4.15
             Florida                                       0.49
             Georgia                                      11.46
             Maine                                         0.69
             Maryland                                      4.19
             New Jersey                                   43.85
             New York                                     26.85
             Pennsylvania                                  9.22
                                                =========================
                                                         100.00%

================================================================================


                  (r) The Mortgage Loans were not selected by the Unaffiliated Seller or the Originators for sale hereunder or inclusion in the Trust Estate on any basis adverse to the Trust Estate relative to the portfolio of similar mortgage loans of the Unaffiliated Seller or the Originators;

                  (s) None of the Mortgage Loans constitutes a lien on leasehold interests;

                  (t) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. To the best of the Unaffiliated Seller's and the Originators' knowledge, there is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage. The Mortgage contains customary and enforceable provisions for the acceleration of the payment of the Principal Balance of such Mortgage Loan in the event all or any part of the related Mortgaged Property is sold or otherwise transferred without the prior written consent of the holder thereof;

                  (u) The proceeds of such Mortgage Loan have been fully disbursed, including reserves set aside by the Unaffiliated Seller or the Originators, there is no requirement for, and neither the Unaffiliated Seller nor the Originators shall make any, future advances thereunder. Any future advances made prior to the applicable Cut-Off Date have been consolidated with the principal balance secured by the Mortgage, and such principal balance, as consolidated, bears a single interest rate and single repayment term reflected on the applicable Mortgage Loan Schedule. The Principal Balance as of the applicable Cut-Off Date does not exceed the original principal amount of such Mortgage Loan. Except with respect to no more than $150,000 of escrow funds, any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees, and expenses incurred in making, or recording such Mortgage Loan have been paid;

                  (v) All Mortgage Loans were originated in compliance with the Originators' Underwriting Guidelines;

                  (w) The terms of the Mortgage and the Mortgage Note have not been impaired, waived, altered, or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Indenture Trustee and which has been delivered to the Collateral Agent, on behalf of the Indenture Trustee. The substance of any such alteration or modification is or as to Subsequent Mortgage Loans will be reflected on the applicable Mortgage Loan Schedule and, to the extent necessary, has been or will be approved by (i) the insurer under the applicable mortgage title insurance policy, and (ii) the insurer under any other insurance policy required hereunder for such Mortgage Loan where such insurance policy requires approval and the failure to procure approval would impair coverage under such policy;

                  (x) No instrument of release, waiver, alteration, or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the insurer under any insurance policy required hereunder for such Mortgage Loan where such policy requires approval and the failure to procure approval would impair coverage under such policy, and which is part of the Mortgage File and has been delivered to the Collateral Agent, on behalf of the Indenture Trustee, and the terms of which are reflected in the applicable Mortgage Loan Schedule;

                  (y) Other than delinquencies described in clause (e) above, there is no default, breach, violation, or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration, and neither the Originators nor the Unaffiliated Seller has waived any such default, breach, violation or event of acceleration. All taxes, governmental assessments (including assessments payable in future installments), insurance premiums, water, sewer, and municipal charges, leaseholder payments, or ground rents which previously became due and owing in respect of or affecting the related Mortgaged Property have been paid. Neither the Originators nor the Unaffiliated Seller has advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage or the Mortgage Note;

                  (z) All of the improvements which were included for the purposes of determining the Appraised Value of the Mortgaged Property were completed at the time that such Mortgage Loan was originated and lie wholly within the boundaries and building restriction lines of such Mortgaged Property. Except for de minimis encroachments, no improvements on adjoining properties encroach upon the Mortgaged Property. To the best of the Unaffiliated Seller's and the Originators' knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (including all such improvements which were included for the purpose of determining such Appraised Value) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriters certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                  (aa) To the best of the Unaffiliated Seller's and the Originators' knowledge, there do not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, or the Mortgagor's credit standing that can be reasonably expected to cause such Mortgage Loan to become delinquent or adversely affect the value or marketability of such Mortgage Loan, other than any such circumstances or conditions permitted under the Originator's Underwriting Guidelines;

                  (bb) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (ii)
         (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, (D) not doing business in such state, or (E) not required to qualify to do business in such state;

                  (cc) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and convey the estate therein purported to be conveyed, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties or pursuant to a valid power-of-attorney that has been recorded with the Mortgage;

                  (dd) The transfer of the Mortgage Note and the Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Depositor all right, title, and interest of the Unaffiliated Seller and the Originators thereto as note holder and mortgagee or (ii) to grant to the Depositor the security interest referred to in Section 6.07 hereof. The Mortgage has been duly assigned and the Mortgage Note has been duly endorsed. The Assignment of Mortgage delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to Section 2.04(a)(iv) of the Sale and Servicing Agreement is in recordable form and is acceptable for recording under the laws of the applicable jurisdiction. The endorsement of the Mortgage Note, the delivery to the Collateral Agent, on behalf of the Indenture Trustee, of the endorsed Mortgage Note, and such Assignment of Mortgage, and the delivery of such Assignment of Mortgage for recording to, and the due recording of such Assignment of Mortgage in, the appropriate public recording office in the jurisdiction in which the Mortgaged Property is located are sufficient to permit the Indenture Trustee to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Unaffiliated Seller and the Originators, and are sufficient to prevent any other sale, transfer, assignment, pledge, or hypothecation of the Mortgage Note and Mortgage by the Unaffiliated Seller or the Originators from being enforceable;

                  (ee) Any and all requirements of any federal, state, or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to such Mortgage Loan have been complied with, and the Servicer shall maintain in its possession, available for the Indenture Trustee's inspection, and shall deliver to the Indenture Trustee or its designee upon demand, evidence of compliance with all such requirements. The consummation of the transactions contemplated by this Agreement will not cause the violation of any such laws;

                  (ff) Such Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other generally used and acceptable form of policy, issued by and the valid and binding obligation of a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Unaffiliated Seller, and its successors and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of such Mortgage Loan. The assignment to the Indenture Trustee of the Unaffiliated Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer. Such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and none of the Unaffiliated Seller, the Originators nor any prior holder of the Mortgage has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

                  (gg) All improvements upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage, and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 3.05 hereof. If the Mortgaged Property at origination was located in an area identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), such Mortgaged Property was covered by flood insurance at origination. Each individual insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement, and contain a standard mortgage clause naming the originator of such Mortgage Loan, and its successors and assigns, as mortgagee and loss payee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, and none of the Unaffiliated Seller, the related Originator or any prior holder of the Mortgage has acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect, and enforceability thereof;

                  (hh) If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, as no fees or expenses are or will become payable by the trustee or the Noteholders to the Indenture Trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (ii) The Mortgaged Property consists of one or more parcels of real property separately assessed for tax purposes. To the extent there is erected thereon a detached or an attached one-family residence or a detached two-to six-family dwelling, or an individual condominium unit in a low-rise condominium, or an individual unit in a planned unit development, or a commercial property, a manufactured dwelling, or a mixed use or multiple purpose property, such residence, dwelling or unit is not (i) a unit in a cooperative apartment, (ii) a property constituting part of a syndication, (iii) a time share unit, (iv) a property held in trust, (v) a mobile home, (vi) a log-constructed home, or (vii) a recreational vehicle;

                  (jj) There exist no material deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made or which the Unaffiliated Seller or the related Originator expects not to be cured, and no escrow deposits or payments of other charges or payments due the Unaffiliated Seller have been capitalized under the Mortgage or the Mortgage Note;

                  (kk) Such Mortgage Loan was not originated at a below market interest rate. Such Mortgage Loan does not have a shared appreciation feature, or other contingent interest feature;

                  (ll) The origination and collection practices used by the Unaffiliated Seller, the Originators or the Servicer with respect to such Mortgage Loan have been in all respects legal, proper, prudent, and customary in the mortgage origination and servicing business;

                  (mm) The Mortgagor has, to the extent required by applicable law, executed a statement to the effect that the Mortgagor has received all disclosure materials, if any, required by applicable law with respect to the making of fixed-rate mortgage loans. The Servicer shall maintain or cause to be maintained such statement in the Mortgage File;

                  (nn) All amounts received by the Unaffiliated Seller or the Originators with respect to such Mortgage Loan after the applicable Cut-Off Date and required to be deposited in the related Distribution Account have been so deposited in the related Distribution Account and are, as of the Closing Date, or will be as of the Subsequent Transfer Date, as applicable, in the related Distribution Account;

                  (oo) The appraisal report with respect to the Mortgaged Property contained in the Mortgage File was signed prior to the approval of the application for such Mortgage Loan by a qualified appraiser, duly appointed by the originator of such Mortgage Loan, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof and whose compensation is not affected by the approval or disapproval of such application;

                  (pp) When measured by the Cut-Off Date Aggregate Principal Balance, the Mortgagors with respect to at least 64.29% of the Mortgage Loans in Pool I and 89.14% of the Mortgage Loans in Pool II, represented at the time of origination that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence;

                  (qq) Each of the Originators and the Unaffiliated Seller has no knowledge with respect to the Mortgaged Property of any governmental or regulatory action or third party claim made, instituted or threatened in writing relating to a violation of any applicable federal, state or local environmental law, statute, ordinance, regulation, order, decree or standard;

                  (rr) [Reserved];

                  (ss) With respect to second lien Mortgage Loans:

                           (i) the Unaffiliated Seller and the Originators have
                  no knowledge that the Mortgagor has received notice from the holder of the prior mortgage that such prior mortgage is in default,

                           (ii) no consent from the holder of the prior mortgage
                  is needed for the creation of the second lien Mortgage or, if required, has been obtained and is in the related Mortgage File,

                           (iii) if the prior mortgage has a negative
                  amortization, the CLTV was determined using the maximum loan amount of such prior mortgage,

                           (iv) the related first mortgage loan encumbering the
                  related Mortgaged Property does not have a mandatory future advance provision, and

                           (v) the Mortgage Loans conform in all material
                  respects to the description thereof in the Prospectus Supplement.

                  (tt) Each of the Originators and the Unaffiliated Seller further represents and warrants to the Indenture Trustee, the Note Insurer and the Noteholders that as of the Subsequent Cut-Off Date all representations and warranties set forth in clauses (a) through (ss) above will be correct in all material respects as to each Subsequent Mortgage Loan, and the representations so made in this subsection (tt) as to the following matters will be deemed to be correct if: (i) each Subsequent Mortgage Loan may not be thirty (30) or more days contractually delinquent as of the related Subsequent Cut-Off Date;
         (ii) the original term to maturity of such Subsequent Mortgage Loan may not exceed 360 months for Pool I and 360 months for Pool II; (iii) such Subsequent Mortgage Loan must have a mortgage interest rate of at least 7.50% for Pool I and 7.99% for Pool II; (iv) the purchase of the Subsequent Mortgage Loans is consented to by the Note Insurer and the Rating Agencies, notwithstanding the fact that the Subsequent Mortgage Loans meet the parameters stated herein; (v) the principal balance of any such Subsequent Mortgage Loan may not exceed $240,000 for Pool I and $655,000 for Pool II; (vi) no more than 12.00% for Pool I and 26.00% for Pool II of the aggregate principal balance of such Subsequent Mortgage Loans may be Second Liens; (vii) no such Subsequent Mortgage Loan shall have a CLTV of more than (a) for consumer purpose loans, 125.00% for Pool I and 100.00% for Pool II, and (b) for business purpose loans, 76.00% for Pool I and 76.00% for Pool II; (viii) no more than 42.00% for Pool I and 50.00% for Pool II of such Subsequent Mortgage Loans may be Balloon Loans; (ix) no more than 6.00% for Pool I and 35.00% for Pool II of such Subsequent Mortgage Loans may be secured by mixed-use properties, commercial properties, or five or more unit multifamily properties; and (x) following the purchase of such Subsequent Mortgage Loans by the Trust, the Mortgage Loans (including the Subsequent Mortgage Loans), (a) will have a weighted average mortgage interest rate, (I) for consumer purpose loans, of at least 10.60% for Pool I and 10.00% for Pool II and (II) for business purpose loans, of at least 15.90% for Pool I and 15.95% for Pool II; and (b) will have a weighted average CLTV of not more than (I) for consumer purpose loans, 77.50% for Pool I and 88.00% for Pool II, and (II) for business purpose loans, 62.00% for Pool I and 62.00% for Pool II.

                  (uu) To the best of the Unaffiliated Seller's and the Originators' knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

                  (vv) Each Mortgaged Property is in compliance with all environmental laws, ordinances, rules, regulations and orders of federal, state or governmental authorities relating thereto. No hazardous material has been or is incorporated in, stored on or under, released from, treated on, transported to or from, or disposed of on or from, any Mortgaged Property such that, under applicable law (A) any such hazardous material would be required to be eliminated before the Mortgaged Property could be altered, renovated, demolished or transferred, or (B) the owner of the Mortgaged Property, or the holder of a security interest therein, could be subjected to liability for the removal of such hazardous material or the elimination of the hazard created thereby. Neither the Unaffiliated Seller nor any Mortgagor has received notification from any federal, state or other governmental authority relating to any hazardous materials on or affecting the Mortgaged Property or to any potential or known liability under any environmental law arising from the ownership or operation of the Mortgaged Property. For the purposes of this subsection, the term "hazardous materials" shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, lead, lead-based paint and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including, without limitation, CERCLA, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act and any regulations promulgated pursuant thereto; and

                  (ww) With respect to any business purpose loan, the related Mortgage Note contains an acceleration clause, accelerating the maturity date under the Mortgage Note to the date the individual guarantying such loan becomes subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally.

         Section 3.04 Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Unaffiliated Seller, as of the date of execution of this Agreement and the Closing Date, that:

                  (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) The Depositor has the corporate power and authority to purchase each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all the transactions contemplated by this Agreement;

                  (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, and, assuming the due authorization, execution and delivery hereof by the Unaffiliated Seller and the Originators, constitutes the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except such as have been made on or prior to the Closing Date;

                  (e) The Depositor has filed or will file the Prospectus and Prospectus Supplement with the Commission in accordance with Rule 424(b) under the Securities Act; and

                  (f) None of the execution and delivery of this Agreement, the purchase of the Mortgage Loans from the Unaffiliated Seller, the consummation of the other transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with the charter or bylaws of the Depositor or conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under, any term, condition or provision of any indenture, deed of trust, contract or other agreement or other instrument to which the Depositor is a party or by which it is bound and which is material to the Depositor, or (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree of any court or governmental authority having jurisdiction over the Depositor.

         Section 3.05 Repurchase Obligation for Defective Documentation and for Breach of a Representation or Warranty. (a) Each of the representations and warranties contained in Sections 3.01, 3.02 and 3.03 shall survive the purchase by the Depositor of the Mortgage Loans, the subsequent transfer thereof by the Depositor to the Trust and the subsequent pledge thereof by the Trust to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Sale and Servicing Agreement or the Indenture.

         (b) With respect to any representation or warranty contained in Sections 3.01 or 3.03 hereof that is made to the best of the Originators' knowledge or contained in Sections 3.02 or 3.03 hereof that is made to the best of the Unaffiliated Seller's knowledge, if it is discovered by the Servicer, any Subservicer, the Indenture Trustee, the Collateral Agent, the Depositor, the
Note Insurer or any Noteholder that the substance of such representation and warranty was inaccurate as of the Closing Date or the Subsequent Transfer Date, as applicable, and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding the Originators' or the Unaffiliated Seller's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty. Upon discovery by the Originators, the Unaffiliated Seller, the Servicer, any Subservicer, the Indenture Trustee, the Collateral Agent, the Note Insurer, the Depositor or any Noteholder of a breach of any of such representations and warranties which materially and adversely affects the value of Mortgage Loans or the interest of the Noteholders, or which materially and adversely affects the interests of the
Note Insurer or the Noteholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Originators' or the Unaffiliated Seller's best knowledge), the party discovering such breach shall give, pursuant to this Section 3.05(b) and pursuant to Section
4.02 of the Sale and Servicing Agreement, prompt written notice to the others. Subject to the next to last paragraph of this Section 3.05(b), within sixty (60) days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Unaffiliated Seller and the Originators shall
(a) promptly cure such breach in all material respects, or (b) purchase such Mortgage Loan at a purchase price equal to the Loan Repurchase Price, or (c) remove such Mortgage Loan from the Trust Estate (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans. Any such substitution shall be accompanied by payment by the Unaffiliated Seller of the Substitution Adjustment, if any, to be deposited in the related Distribution Account pursuant to the Sale and Servicing Agreement.

         The Originators shall cooperate with the Unaffiliated Seller to cure any breach and shall reimburse the Unaffiliated Seller for the costs and expenses related to any cure, substitution (including any Substitution Adjustment) or repurchase incurred by the Unaffiliated Seller pursuant to this
Section 3.05.

         (c) As to any Deleted Mortgage Loan for which the Unaffiliated Seller or an Originator substitutes a Qualified Substitute Mortgage Loan or Loans, the Unaffiliated Seller or such Originator shall effect such substitution by delivering to the Indenture Trustee and the Collateral Agent, a certification in the form attached to the Sale and Servicing Agreement as Exhibit H, executed by a Servicing Officer and the documents described in Section 2.05(a) of the Sale and Servicing Agreement for such Qualified Substitute Mortgage Loan or Loans. Pursuant to the Sale and Servicing Agreement, upon receipt by the Indenture Trustee and the Collateral Agent of a certification of a Servicing Officer of such substitution or purchase and, in the case of a substitution, upon receipt by the Collateral Agent, on behalf of the Indenture Trustee of the related Mortgage File, and the deposit of certain amounts in the related Distribution Account pursuant to Section 2.07(b) of the Sale and Servicing Agreement (which certification shall be in the form of Exhibit H to the Sale and Servicing Agreement), the Collateral Agent, on behalf of the Indenture Trustee, shall be required to release to the Servicer for release to the Unaffiliated Seller the related Indenture Trustee's Mortgage File and shall be required to execute, without recourse, and deliver such instruments of transfer furnished by the Unaffiliated Seller as may be necessary to transfer such Mortgage Loan to the Unaffiliated Seller or such Originator.

         (d) Pursuant to the Sale and Servicing Agreement, the Servicer shall deposit in the related Distribution Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Unaffiliated Seller. The Trust will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Unaffiliated Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. Pursuant to the Sale and Servicing Agreement, the Servicer shall be required to give written notice to the Indenture Trustee, the Collateral Agent and the Note Insurer that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of the Sale and Servicing Agreement and the substitution of the Qualified Substitute Mortgage Loan. The parties hereto agree to amend the Mortgage Loan Schedule accordingly. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of the Indenture, the Sale and Servicing Agreement and this Agreement in all respects, and the Unaffiliated Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Sections 3.02 and 3.03 herein. On the date of such substitution, the Unaffiliated Seller will remit to the Servicer and, pursuant to the Sale and Servicing Agreement, the Servicer will deposit into the related Distribution Account, an amount equal to the Substitution Adjustment, if any.

         (e) [Reserved];

         (f) It is understood and agreed that the obligations of the Unaffiliated Seller and the Originator set forth in Section 2.06 and this
Section 3.05 to cure, purchase or substitute for a defective Mortgage Loan as provided in Section 2.06 and this Section 3.05 constitute the sole remedies of the Depositor, the Indenture Trustee, the Note Insurer and the Noteholders respecting a breach of the foregoing representations and warranties.

         (g) The Unaffiliated Seller and the Originator shall be obligated to indemnify the Indenture Trustee, the Trust, the Depositor, the Owner Trustee, the Collateral Agent, the Noteholders and the Note Insurer (in their individual and trust capacities) and their successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against any Indemnified Party in any way relating to or arising out of a breach of the Unaffiliated Seller or the related Originator of the representations or warranties herein. The indemnities contained in this Section 3.05 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.

         (h) Each of the Originators and the Unaffiliated Seller shall be jointly and severally responsible for any repurchase, cure or substitution obligation of any of the Originators or the Unaffiliated Seller under this Agreement, the Indenture and the Sale and Servicing Agreement.

         (i) Any cause of action against the Unaffiliated Seller or an Originator relating to or arising out of the breach of any representations and warranties or covenants made in Sections 2.06, 3.02 or 3.03 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by any party and notice thereof to the Unaffiliated Seller or such Originator, (ii) failure by the Unaffiliated Seller or such Originator to cure such breach or purchase or substitute such Mortgage Loan as specified above, and (iii) demand upon the Unaffiliated Seller or such Originator by the Indenture Trustee for all amounts payable in respect of such Mortgage Loan.

                                   Article IV

                             THE UNAFFILIATED SELLER

         Section 4.01 Covenants of the Originators and the Unaffiliated Seller. Each of the Originators and the Unaffiliated Seller covenants to the Depositor as follows:

                  (a) The Originators and the Unaffiliated Seller shall cooperate with the Depositor and the firm of independent certified public accountants retained with respect to the issuance of the Notes in making available all information and taking all steps reasonably necessary to permit the accountants' letters required hereunder to be delivered within the times set for delivery herein.

                  (b) The Unaffiliated Seller agrees to satisfy or cause to be satisfied on or prior to the Closing Date, all of the conditions to the Depositor's obligations set forth in Section 5.01 hereof that are within the Unaffiliated Seller's (or its agents') control.

                  (c) The Originators and the Unaffiliated Seller hereby agree to do all acts, transactions, and things and to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Originators or the Unaffiliated Seller as the Depositor or its counsel may reasonably request in order to consummate the transfer of the Mortgage Loans to the Depositor and the subsequent transfer thereof to the Indenture Trustee, and the rating, issuance and sale of the Notes.

         Section 4.02 Merger or Consolidation. Each of the Originators and the Unaffiliated Seller will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement. Any Person into which any of the Originators or the Unaffiliated Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Originators or the Unaffiliated Seller shall be a party, or any Person succeeding to the business of the Originators or the Unaffiliated Seller, shall be approved by the Note Insurer which approval shall not be unreasonably withheld. If the approval of the Note Insurer is not required, the successor shall be an established mortgage loan servicing institution that is a Permitted Transferee and in all events shall be the successor of the Originators or the Unaffiliated Seller without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Originators and the Unaffiliated Seller shall send notice of any such merger or consolidation to the Indenture Trustee and the Note Insurer.

         Section 4.03 Costs. In connection with the transactions contemplated under this Agreement, the Trust Agreement, the Indenture and the Sale and Servicing Agreement, the Unaffiliated Seller shall promptly pay (or shall promptly reimburse the Depositor to the extent that the Depositor shall have paid or otherwise incurred): (a) the fees and disbursements of the Depositor's, the Unaffiliated Seller's and the Originators' counsel; (b) the fees of S&P and Moody's; (c) any of the fees of the Indenture Trustee and the fees and disbursements of the Indenture Trustee's counsel; (d) any of the fees of the Owner Trustee and the fees and disbursements of the Owner Trustee's counsel; (e) expenses incurred in connection with printing the Prospectus, the Prospectus Supplement, any amendment or supplement thereto, any preliminary prospectus and the Notes; (f) fees and expenses relating to the filing of documents with the Commission (including without limitation periodic reports under the Exchange
Act); (g) the shelf registration amortization fee of 0.04% of the Note Principal Balance of the Notes on the Closing Date, paid in connection with the issuance of Notes; (h) the fees and disbursements for Deloitte & Touche LLP, accountants for the Originators; and (i) all of the initial expenses (not to exceed $75,000) of the Note Insurer including, without limitation, legal fees and expenses, accountant fees and expenses and expenses in connection with due diligence conducted on the Mortgage Files but not including the initial premium paid to the Note Insurer. For the avoidance of doubt, the parties hereto acknowledge that it is the intention of the parties that the Depositor shall not pay any of the Indenture Trustee's or Owner Trustee's fees and expenses in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Indenture and the Sale and Servicing Agreement. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expenses.

         Section 4.04 Indemnification. (a) The Originators and the Unaffiliated Seller, jointly and severally, agree

                  (i) to indemnify and hold harmless the Depositor, each of its directors, each of its officers who have signed the Registration Statement, and each of its directors and each person or entity who controls the Depositor or any such person, within the meaning of
         Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Depositor or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Depositor and each such controlling person for any legal or other expenses incurred by the Depositor or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Originators or the Unaffiliated Seller, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement referred to in Section 3.01(d). This indemnity agreement will be in addition to any liability which the Originators and the Unaffiliated Seller may otherwise have; and

                  (ii) to indemnify and to hold the Depositor harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Depositor may sustain in any way related to the failure of any of the Originators or the Unaffiliated Seller to perform its duties in compliance with the terms of this Agreement. The Originators or the Unaffiliated Seller shall immediately notify the Depositor if a claim is made by a third party with respect to this Agreement, and the Originators or the Unaffiliated Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Depositor in respect of such claim. Pursuant to the Indenture, the Indenture Trustee shall reimburse the Unaffiliated Seller in accordance with the Indenture for all amounts advanced by the Unaffiliated Seller pursuant to the preceding sentence except when the claim relates directly to the failure of the Unaffiliated Seller to perform its duties in compliance with the terms of this Agreement.

                  (b) The Depositor agrees to indemnify and hold harmless each of the Originators and the Unaffiliated Seller, each of their respective directors and each person or entity who controls the Originators or the Unaffiliated Seller or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Originators or the Unaffiliated Seller or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Originators and the Unaffiliated Seller and any such director or controlling person for any legal or other expenses incurred by such party or any such director or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, the Prospectus Supplement, any amendment or supplement to the Prospectus or the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission relating to the information set forth in subsection (a)(i) of this Section 4.04; provided, however, that in no event shall the Depositor be liable to the Unaffiliated Seller under this paragraph (b) in an amount in excess of the Depositor's resale profit or the underwriting fee on the sale of the Notes. This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 4.04 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4.04, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 4.04 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 4.04 is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or subsection (b) of this Section 4.04 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) subject to the limits set forth in subsection (a) and subsection (b) of this Section 4.04; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Originators and the Unaffiliated Seller on the one hand, and the Depositor on the other, the Originators', the Unaffiliated Seller's and the Depositor's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Originators, the Unaffiliated Seller and the Depositor agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. For purposes of this Section 4.04, each director of the Depositor, each officer of the Depositor who signed the Registration Statement, and each person, if any who controls the Depositor within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Depositor, and each director of the Originators or the Unaffiliated Seller, and each person, if any who controls the Originators or the Unaffiliated Seller within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Originators and the Unaffiliated Seller.

                                    Article V

                              CONDITIONS OF CLOSING

         Section 5.01 Conditions of Depositor's Obligations. The obligations of the Depositor to purchase the Mortgage Loans will be subject to the satisfaction on the Closing Date of the following conditions. Upon payment of the purchase price for the Mortgage Loans, such conditions shall be deemed satisfied or waived.

                  (a) Each of the obligations of the Unaffiliated Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Unaffiliated Seller and the Originators under this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, and the Depositor shall have received a certificate to the effect of the foregoing signed by an authorized officer of the Unaffiliated Seller and the Originators.

                  (b) The Depositor shall have received a letter dated the date of this Agreement, in form and substance acceptable to the Depositor and its counsel, prepared by Deloitte & Touche LLP, independent certified public accountants, regarding the numerical information contained in the Prospectus Supplement including, but not limited to the information under the captions "Prepayment and Yield Considerations" and "The Mortgage Loan Pools" regarding any numerical information in any marketing materials relating to the Notes and regarding any other information as reasonably requested by the Depositor.

                  (c) The Mortgage Loans will be acceptable to the Depositor, in its sole reasonable discretion.

                  (d) The Depositor shall have received the following additional closing documents, in form and substance reasonably satisfactory to the Depositor and its counsel:

                           (i) the Mortgage Loan Schedule;

                           (ii) this Agreement, the Sale and Servicing
                  Agreement, the Indenture, the Trust Agreement, and the Underwriting Agreement dated as of June 11, 1999 between the Depositor and Prudential Securities Incorporated and all documents required thereunder, duly executed and delivered by each of the parties thereto other than the Depositor;

                           (iii) officer's certificates of an officer of each of
                  the Originators and the Unaffiliated Seller, dated as of the Closing Date, and attached thereto resolutions of the board of directors and a copy of the charter and by-laws;

                           (iv) copy of each of the Originators and the
                  Unaffiliated Seller's charter and all amendments, revisions, and supplements thereof, certified by a secretary of each entity;

                           (v) an opinion of the counsel for the Originators and
                  the Unaffiliated Seller as to various corporate matters in a form acceptable to the Depositor, its counsel, the Note Insurer, S&P and Moody's (it being agreed that the opinion shall expressly provide that the Indenture Trustee shall be entitled to rely on the opinion);

                           (vi) opinions of counsel for the Unaffiliated Seller,
                  in forms acceptable to the Depositor, its counsel, the Note Insurer, S&P and Moody's as to such matters as shall be required for the assignment of a rating to the Notes of "AAA" by S&P, and "Aaa" by Moody's (it being agreed that such opinions shall expressly provide that the Indenture Trustee shall be entitled to rely on such opinions);

                           (vii) a letter from Moody's that it has assigned a
                  rating of "Aaa" to the Notes;

                           (viii) a letter from S&P that it has assigned a
                  rating of "AAA" to the Notes;

                           (ix) an opinion of counsel for the Indenture Trustee
                  in form and substance acceptable to the Depositor, its counsel, the Note Insurer, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion);

                           (x) an opinion of counsel for the Owner Trustee in
                  form and substance acceptable to the Depositor, its counsel, the Note Insurer, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion);

                           (xi) an opinion or opinions of counsel for the
                  Servicer, in form and substance acceptable to the Depositor, its counsel, the Note Insurer, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion); and

                           (xii) an opinion or opinions of counsel for the Note
                  Insurer, in each case in form and substance acceptable to the Depositor, its counsel, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion).

                  (e) The Note Insurance Policy shall have been duly executed, delivered and issued with respect to the Notes.

                  (f) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to the Depositor and its counsel.

                  (g) The Unaffiliated Seller shall have furnished the Depositor with such other certificates of its officers or others and such other documents or opinions as the Depositor or its counsel may reasonably request.

         Section 5.02 Conditions of Unaffiliated Seller's Obligations. The obligations of the Unaffiliated Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

                  (a) Each of the obligations of the Depositor required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Depositor contained in this Agreement shall be true and correct as of the Closing Date and the Unaffiliated Seller shall have received a certificate to that effect signed by an authorized officer of the Depositor.

                  (b) The Unaffiliated Seller shall have received the following additional documents:

                           (i) this Agreement and the Sale and Servicing
                  Agreement, and all documents required thereunder, in each case executed by the Depositor as applicable; and

                           (ii) a copy of a letter from Moody's to the Depositor
                  to the effect that it has assigned a rating of "Aaa" to the Notes and a copy of a letter from S&P to the Depositor to the effect that it has assigned a rating of "AAA" to the Notes.

                           (iii) an opinion of counsel for the Indenture Trustee
                  in form and substance acceptable to the Unaffiliated Seller and its counsel;

                           (iv) an opinion of counsel for the Owner Trustee in
                  form and substance acceptable to the Unaffiliated Seller and its counsel;

                           (v) an opinion of counsel for the Note Insurer in
                  form and substance acceptable to the Unaffiliated Seller and its counsel;

                           (vi) an opinion of the counsel for the Depositor as
                  to securities and tax matters; and

                           (vii) an opinion of the counsel for the Depositor as
                  to true sale matters.

                  (c) The Depositor shall have furnished the Unaffiliated Seller with such other certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Unaffiliated Seller may reasonably request.

         Section 5.03 Termination of Depositor's Obligations. The Depositor may terminate its obligations hereunder by notice to the Unaffiliated Seller at any time before delivery of and payment of the purchase price for the Mortgage Loans if: (a) any of the conditions set forth in Section 5.01 are not satisfied when and as provided therein; (b) there shall have been the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Unaffiliated Seller, or for the winding up or liquidation of the affairs of the Unaffiliated Seller; (c) there shall have been the consent by the Unaffiliated Seller to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Unaffiliated Seller or of or relating to substantially all of the property of the Unaffiliated Seller; (d) any purchase and assumption agreement with respect to the Unaffiliated Seller or the assets and properties of the Unaffiliated Seller shall have been entered into; or (e) a Termination Event shall have occurred. The termination of the Depositor's obligations hereunder shall not terminate the Depositor's rights hereunder or its right to exercise any remedy available to it at law or in equity.

                                   Article VI

                                  MISCELLANEOUS

         Section 6.01 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, if to the Depositor, addressed to the Depositor at Prudential Securities Secured Financing Corporation, One New York Plaza, 14th Floor, New York, New York 10292,
Attention: Managing Director - Asset Backed Finance Group, or to such other address as the Depositor may designate in writing to the Unaffiliated Seller and the Originators and if to the Unaffiliated Seller or an Originator, addressed to the Unaffiliated Seller or such Originator at Balapointe Office Centre, 111 Presidential Boulevard, Suite 127, Bala Cynwyd, Pennsylvania 19004, Attention:
Mr. Anthony Santilli, Jr., or to such other address as the Unaffiliated Seller or such Originator may designate in writing to the Depositor.

         Section 6.02 Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         Section 6.03 Agreement of Unaffiliated Seller. The Unaffiliated Seller agrees to execute and deliver such instruments and take such actions as the Depositor may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

         Section 6.04 Survival. The parties to this Agreement agree that the representations, warranties and agreements made by each of them herein and in any Note or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party hereto, notwithstanding any investigation heretofore or hereafter made by such other party or on such other party's behalf, and that the representations, warranties and agreements made by the parties hereto in this Agreement or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans.

         Section 6.05 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 6.06 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as expressly permitted by the terms hereof, this Agreement may not be assigned, pledged or hypothecated by any party hereto to a third party without the written consent of the other party to this Agreement and the Note Insurer; provided, however, that the Depositor may assign its rights hereunder without the consent of the Unaffiliated Seller.

         Section 6.07 Confirmation of Intent; Grant of Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Originators to the Unaffiliated Seller as contemplated by this Unaffiliated Seller's Agreement be, and be treated for all purposes as, a sale of the Mortgage Loans and that the conveyance of the Mortgage Loans by the Unaffiliated Seller to the Depositor as contemplated by this Unaffiliated Seller's Agreement be, and be treated for accounting purposes as, a sale of the Mortgage Loans. It is, further, not the intention of the parties that any such conveyance be deemed a pledge of the Mortgage Loans by the Originators to the Unaffiliated Seller or by the Unaffiliated Seller to the Depositor to secure a debt or other obligation of the Originators or the Unaffiliated Seller, as the case may be. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Originators or the Unaffiliated Seller then (a) this Unaffiliated Seller's Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor of a security interest in all of such parties' right, title and interest in and to the Mortgage Loans and all amounts payable on the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the possession by the Depositor (or its assignee) of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Depositor (or its assignee) for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Depositor pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Originators, the Unaffiliated Seller and the Depositor shall, to the extent consistent with this Unaffiliated Seller's Agreement, take such actions as may be necessary to ensure that, if this Unaffiliated Seller's Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

         Section 6.08 Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

         Section 6.09 Amendments. (a) This Agreement may be amended from time to time by the Originators, the Unaffiliated Seller and the Depositor by written agreement, upon the prior written consent of the Note Insurer, without notice to or consent of the Noteholders, and with prior written notice to the Owner Trustee to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder; and provided, further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Note without the consent of the Holder of such Note, or change the rights or obligations of any other party hereto without the consent of such party.

                  (b) This Agreement may be amended from time to time by the Originators, the Unaffiliated Seller and the Depositor with the consent of the
Note Insurer, the Majority Noteholders and the Holders of the majority of the Percentage Interest in the Trust Certificates and with prior written notice to the Owner Trustee for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Note without the consent of the Holder of such Note or reduce the percentage for each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of each Class of Notes affected thereby.

                  (c) It shall not be necessary for the consent of Holders under this Section 6.09 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 6.10 Third-Party Beneficiaries. The parties agree that each of the Trust, the Owner Trustee, the Note Insurer and the Indenture Trustee is an intended third-party beneficiary of this Agreement to the extent necessary to enforce the rights and to obtain the benefit of the remedies of the Depositor under this Agreement which are assigned to the Trust and then to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, pursuant to the Sale and Servicing Agreement and the Indenture, respectively, and to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Unaffiliated Seller under Section 4.01 and 4.04(a)(ii) of this Agreement. The parties further agree that Prudential Securities Incorporated and each of its directors and each person or entity who controls Prudential Securities Incorporated or any such person, within the meaning of Section 15 of the Securities Act (each, an "Underwriter Entity") is an intended third-party beneficiary of this Agreement to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Unaffiliated Seller with respect to each Underwriter Entity under Section 4.04(a)(i) of this Agreement.

         Section 6.11 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

                  (b) THE ORIGINATORS, THE DEPOSITOR AND THE UNAFFILIATED SELLER EACH HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION 6.01 OF THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAIL, POSTAGE PREPAID. THE ORIGINATORS, THE DEPOSITOR AND THE UNAFFILIATED SELLER EACH HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ORIGINATORS, THE DEPOSITOR AND THE UNAFFILIATED SELLER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT EITHERS' RIGHT TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

                  (c) THE ORIGINATORS, THE DEPOSITOR AND THE UNAFFILIATED SELLER EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         Section 6.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties to this Unaffiliated Seller's Agreement have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

                        PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION



                        By:
                            ---------------------------------------
                             Name:
                             Title:

                        ABFS 1999-2, INC.



                         By:
                            ---------------------------------------
                             Name:
                             Title:

                        AMERICAN BUSINESS CREDIT, INC.


                        By:
                            ---------------------------------------
                             Name:
                             Title:

                        HOMEAMERICAN CREDIT, INC., D/B/A UPLAND MORTGAGE



                        By:
                            ---------------------------------------
                             Name:
                             Title:


                        NEW JERSEY MORTGAGE AND INVESTMENT CORP.



                        By:
                            ---------------------------------------
                             Name:
                             Title:

                                                                      SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

                                                                       EXHIBIT A

                               FORM OF SUBSEQUENT
                               TRANSFER AGREEMENT

         This SUBSEQUENT TRANSFER AGREEMENT, dated as of ________, 1999 (the "Subsequent Transfer Date"), is entered into by and among ABFS 1999-2, INC., as unaffiliated seller (the "Unaffiliated Seller"), AMERICAN BUSINESS CREDIT, INC., as an originator ("ABC"), HOMEAMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE, as an originator ("Upland"), NEW JERSEY MORTGAGE AND INVESTMENT CORP., as an originator ("NJMIC") (ABC, Upland and NJMIC are collectively referred to herein as the "Originators"), and PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, as depositor (the "Depositor").

                              W I T N E S S E T H:

         Reference is hereby made to (x) that certain Unaffiliated Seller's Agreement, dated as of June 1, 1999 (the "Unaffiliated Seller's Agreement"), by and among the Unaffiliated Seller, the Originators and the Depositor, and (y) that certain Indenture, dated as of June 1, 1999 (the "Indenture"), by and between the ABFS Mortgage Loan Trust 1999-2 (the "Trust") and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee"). Pursuant to the Unaffiliated Seller's Agreement, the Originators have agreed to sell, assign and transfer, and the Unaffiliated Seller has agreed to accept, from time to time, Subsequent Mortgage Loans (as defined below), and the Unaffiliated Seller has agreed to sell, assign and transfer, and the Depositor has agreed to accept, from time to time, such Subsequent Mortgage Loans. The Unaffiliated Seller's Agreement provides that each such sale of Subsequent Mortgage Loans be evidenced by the execution and delivery of a Subsequent Transfer Agreement such as this Subsequent Transfer Agreement.

         The assets sold to the Unaffiliated Seller, and then sold to the Depositor pursuant to this Subsequent Transfer Agreement consist of (a) the Subsequent Mortgage Loans in Pool I and Pool II listed in the Mortgage Loan Schedule attached hereto (including property that secures a Subsequent Mortgage Loan that becomes an REO Property), including the related Mortgage Files delivered or to be delivered to the Collateral Agent, on behalf of the Indenture Trustee, including all payments of principal received, collected or otherwise recovered after the Subsequent Cut-Off Date for each Subsequent Mortgage Loan, all payments of interest due on each Subsequent Mortgage Loan after the Subsequent Cut-Off Date therefor whenever received and all other proceeds received in respect of such Subsequent Mortgage Loans, (b) the Insurance Policies relating to the Subsequent Mortgage Loans, and (c) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all insurance proceeds and condemnation awards.

         The "Subsequent Mortgage Loans" are those listed on the Schedule of Mortgage Loans attached hereto. The Aggregate Principal Balance of such Subsequent Mortgage Loans as of the Subsequent Cut-Off Date is $__________ in Pool I and $__________ in Pool II.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         Section 1. Definitions. For the purposes of this Subsequent Transfer Agreement, capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in Appendix I to the Indenture.

         Section 2. Sale, Assignment and Transfer. In consideration of the receipt of $__________ (such amount being approximately 100% of the Aggregate Principal Balance of the Subsequent Mortgage Loans) from the Unaffiliated Seller, each of the Originators hereby sells, assigns and transfers to the Unaffiliated Seller, without recourse, all of their respective right, title and interest in, to, and under the Subsequent Mortgage Loans and related assets described above, whether now existing or hereafter arising.

         In consideration of receipt of $__________ (such amount being approximately 100% of the Aggregate Principal Balance of the Subsequent Mortgage Loans) from the Depositor, the Unaffiliated Seller hereby sells, assigns and transfers to the Depositor, without recourse, all of its right, title and interest in, to, and under the Subsequent Mortgage Loans and related assets described above, whether now existing or hereafter arising.

         In connection with each such sale, assignment and transfer, the Originators and the Unaffiliated Seller shall satisfy the document delivery requirements set forth in Section 2.05 of the Sale and Servicing Agreement with respect to each Subsequent Mortgage Loan.

         Section 3. Representations and Warranties of the Originators and the Unaffiliated Seller. With respect to each Subsequent Mortgage Loan, each of the Originators and the Unaffiliated Seller hereby remake each of the representations, warranties and covenants made by the Originators and the Unaffiliated Seller in Section 3.03 of the Unaffiliated Seller's Agreement, on which the Depositor relies in accepting the Subsequent Mortgage Loans. Such representations and warranties speak as of the Subsequent Transfer Date unless otherwise indicated, and shall survive each sale, assignment, transfer and conveyance of the Subsequent Mortgage Loans to the Depositor.

         Each of the Originators and the Unaffiliated Seller hereby acknowledge that the Depositor is transferring the Subsequent Mortgage Loans to the Trust, and that the Trust is pledging the Subsequent Mortgage Loans to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, on the date hereof. Each of the Originators and the Unaffiliated Seller hereby acknowledge and agree that the Depositor may assign to the Trust, and the Trust may assign to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, its interest in the representations and warranties set forth in this
Section 3. Each of the Originators and the Unaffiliated Seller agrees that, upon such assignment to the Trust and pledge to the Indenture Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Indenture Trustee and the Indenture Trustee may enforce, without joinder of the Depositor or the Trust, the repurchase and indemnification obligations of the Unaffiliated Seller and the Originators set forth herein with respect to breaches of such representations, warranties, agreements and covenants.

         Section 4. Repurchase of Subsequent Mortgage Loans. Upon discovery by any of the Depositor, the Unaffiliated Seller, an Originator, the Indenture Trustee, the Servicer on behalf of the Trust, the Note Insurer or any Noteholder of a breach of any of the representations and warranties made by the Originators and the Unaffiliated Seller pursuant to Section 3.03 of the Unaffiliated Seller's Agreement or this Section 3, the party discovering such breach shall give prompt written notice to each other Person; provided, that the Indenture Trustee shall have no duty to inquire or to investigate the breach of any such representations and warranties. The Originators and the Unaffiliated Seller will be obligated to repurchase a Subsequent Mortgage Loan which breaches a representation or warranty in accordance with the provisions of Section 4.02 of the Sale and Servicing Agreement or to indemnify as described in Section 3.05(g) of the Unaffiliated Seller's Agreement. Such repurchase and indemnification obligation of the Originators and the Unaffiliated Seller shall constitute the sole remedy against the Originators and the Unaffiliated Seller, and the Trust for such breach available to the Servicer, the Trust, the Depositor, the Indenture Trustee, the Note Insurer and the Noteholders.

         Section 5. Amendment. This Subsequent Transfer Agreement may be amended from time to time by the Originators, the Unaffiliated Seller and the Depositor only with the prior written consent of the Note Insurer (or, in the event of a Note Insurer Default, the Majority Holders).

         Section 6. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS SUBSEQUENT TRANSFER AGREEMENT AND ANY AMENDMENT HEREOF PURSUANT TO SECTION 5 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSEQUENT TRANSFER AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM THEREIN.

         Section 7. Counterparts. This Subsequent Transfer Agreement may be executed in counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

         Section 8. Binding Effect; Third-Party Beneficiaries. This Subsequent Transfer Agreement will inure to the benefit of and be binding upon the parties hereto, the Note Insurer, the Trust, the Owner Trustee, the Noteholders, and their respective successors and permitted assigns.

         Section 9. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 10. Exhibits. The exhibits attached hereto and referred to herein shall constitute a part of this Subsequent Transfer Agreement and are incorporated into this Subsequent Transfer Agreement for all purposes.

         Section 11. Intent of the Parties; Security Agreement. The Originators, the Unaffiliated Seller and the Depositor intend that the conveyance of all right, title and interest in and to the Subsequent Mortgage Loans and related assets described above by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor pursuant to this Subsequent Transfer Agreement shall be, and be construed as, a sale of the Subsequent Mortgage Loans from the Originators to the Unaffiliated Seller and from the Unaffiliated Seller to the Depositor.

         It is, further, not intended that such conveyances be deemed to be pledges of the Subsequent Mortgage Loans by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor to secure a debt or other obligation of the Originators or of the Unaffiliated Seller, as the case may be. However, in the event that the Subsequent Mortgage Loans are held to be property of the Originators or the Unaffiliated Seller, or if for any reason this Subsequent Transfer Agreement is held or deemed to create a security interest in the Subsequent Mortgage Loans, then it is intended that: (a) this Subsequent Transfer Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Subsequent Transfer Agreement shall be deemed to be a grant by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor of a security interest in all of the Originators' and the Unaffiliated Seller's respective right, title and interest, whether now owned or hereafter acquired, in and to the Subsequent Mortgage Loans and related assets described above. The Originators and the Unaffiliated Seller, as applicable, shall, to the extent consistent with this Subsequent Transfer Agreement, take such reasonable actions as may be necessary to ensure that, if this Subsequent Transfer Agreement were deemed to create a security interest in the Subsequent Mortgage Loans and the other property described above, such interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Subsequent Transfer Agreement.

                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Originators, the Unaffiliated Seller and the Depositor have caused this Subsequent Transfer Agreement to be duly executed by their respective officers as of the day and year first above written.

                                   AMERICAN BUSINESS CREDIT, INC.


                        By:
                            ---------------------------------------
                             Name:
                             Title:

                                   HOMEAMERICAN CREDIT, INC. D/B/A
                                          UPLAND MORTGAGE

                        By:
                            ---------------------------------------
                             Name:
                             Title:

                                   NEW JERSEY MORTGAGE AND
                                          INVESTMENT, INC.


                         By:
                            ---------------------------------------
                             Name:
                             Title:

                                   ABFS 1999-2, INC.


                         By:
                            ---------------------------------------
                             Name:
                             Title:

                                   PRUDENTIAL SECURITIES SECURED
                                          FINANCING CORPORATION

                        By:
                            ---------------------------------------
                             Name:
                             Title:



                [Signature Page to Subsequent Transfer Agreement]